Exhibit 99.1
Investor Presentation June 30, 2008

Disclaimers Additional Securities Law Information Hicks Acquisition Company I, Inc. ("HAC") intends to file with the SEC a proxy / registration statement in connection with the proposed acquisition of Graham Packaging Holding Company and its affiliates (collectively, "Graham") and to mail a definitive proxy statement and other relevant documents to HAC stockholders. HAC stockholders and other interested persons are advised to read, when available, HAC's preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with HAC's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Graham, HAC and the proposed acquisition. The definitive proxy statement will be mailed to HAC stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission's ("SEC") website at http://www.sec.gov or by directing a request to Hicks Acquisition Company I, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas, telephone 214-615-2300. HAC and its directors and officers may be deemed participants in the solicitation of proxies to HAC's stockholders. A list of the names of those directors and officers and a description of their interests in HAC is contained in HAC's annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in HAC's proxy statement when it becomes available. HAC's stockholders may obtain additional information about the interests of the directors and officers of HAC in the acquisition in reading HAC's proxy statement and other materials to be filed with the SEC when such information becomes available. Safe Harbor Statement This presentation has been prepared exclusively for the purpose of providing summary information about Graham and its business to HAC stockholders pending the distribution of the definitive proxy statement. It does not constitute a solicitation for or an offer by or, on behalf of HAC or Graham or, of any securities or investment advisory services. This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: uncertainties as to the timing of the acquisition; approval of the transaction by HAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the industry in which Graham operates; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; Graham's ability to maintain margins due to future increases in commodity prices; Graham's loss of large customers; operating Graham as a public company; Graham's continuing net losses; the terms of Graham's debt instruments, which restrict the manner in which Graham conducts its business and may limit Graham's ability to implement elements of its business strategy; Graham's indebtedness, which could adversely affect Graham's cash flow; that despite Graham's current levels of indebtedness, Graham may incur additional debt in the future, which could increase the risks associated with Graham's leverage; Graham's recovery of the carrying value of its assets; Graham's exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham's international operations; Graham's dependence on significant customers and the risk that customers will not purchase Graham's products in the amounts expected by Graham under their requirements contracts; that the majority of Graham's sales are made pursuant to requirements contracts; Graham's ability to develop product innovations and improve Graham's production technology and expertise; infringement on Graham's proprietary technology; risks associated with environmental regulation and liabilities; Graham's dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham's employees being covered by collective bargaining agreements; Graham's dependence on blow molding equipment providers; market conditions for Graham's products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this presentation. HAC and Graham undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Non-GAAP Financials The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, HAC's proxy / registration statement to solicit stockholder approval for the proposed acquisition of Graham. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. HAC and Graham believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Graham and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Christina Weaver Vest Senior Vice President Hicks Acquisition Company I, Inc. Shervin Korangy Principal The Blackstone Group Thomas O. Hicks Chairman Hicks Acquisition Company I, Inc. Mark S. Burgess Chief Financial Officer and Chief Operating Officer Graham Packaging Company Participants Robert M. Swartz Senior Vice President Hicks Acquisition Company I, Inc. Warren D. Knowlton Chairman and Chief Executive Officer Graham Packaging Company

Graham Packaging Overview Market leader in value-added custom plastic containers Strong positions in four major product categories: 90%+ sales in product categories with #1 market position Revenue and EBITDA in excess of $2.4 billion and $450 million, respectively Food & Beverage - 61% of 2007 revenue Household Products - 20% of 2007 revenue Automotive Lubricants - 12% of 2007 revenue Personal Care / Specialty - 8% of 2007 revenue

Unique Opportunity to Partner Alongside Hicks and Blackstone in Taking Graham Public HAC's Investment Rationale for Graham Premium Asset in the Packaging Industry Technology and innovation leader with leading market positions Long-standing relationships with blue chip global consumer products companies Industry leading EBITDA margins in plastic containers New World-Class Senior Management Team Installed in December 2006 New culture of accountability Data-driven decision-making Commitment to profitable growth Nearly 300 basis point improvement in EBITDA margin from 2006 to 2008E Significant Upside to New Investors Large and stable profit base with $450 million+ of EBITDA Global growth opportunities with multi-national customers Continued margin enhancement through efficiency gains and cost take-out Strong free cash flow to support considerable earnings growth through deleveraging

Blue Chip Sponsorship Hicks Acquisition Company Formed in 2007 for the purpose of acquiring an operating company September 2007 IPO led by Citigroup raised over $550 million in capital Led by Thomas O. Hicks, Chairman of the Board 35+ years of private equity investing experience Founder of Hicks, Muse, Tate and Furst - one of the most active and successful private investment firms in the country Committed to a successful transaction - $20 million co-investment to be made at acquisition The Blackstone Group Founded in 1985; leading global alternative asset manager and provider of financial advisory services NYSE listed (ticker: BX) with ~$20 billion firm value and total assets under management of $114 billion Single largest Graham shareholder post-combination with Hicks Acquisition Company stockholders

Transaction Overview

Transaction Overview

GRAHAM PACKAGING COMPANY

Transaction	• Graham Packaging Holdings Co. ("Graham") is going public through a business combination with Hicks Acquisition Company I, Inc. ("HAC"; AMEX: TOH), in partnership with The Blackstone Group and the Donald Graham Family (together, "Current Graham Equity Holders") • Post business combination, the combined company will be renamed Graham Packaging Company • Graham will apply for listing on the NYSE • Transaction Value of $3,150 million[1]
Consideration	• $350 million of cash held in trust as cash consideration • 35.0 million shares at $10 per share and ~2.8 million warrants as equity consideration • Includes a transfer of value of ~2.8 million HAC Founder's units; in exchange, HAC Founder will retain, through a series of transactions, earnout units (shares with trigger price of $13.75; warrants with strike price of $10.00 and trigger price of $15.00) • $2,450 million of net debt[2] ($2,294 million outstanding at close, assumes HAC repays the difference using remaining cash held in trust)
Management and Board	• Management led by Warren D. Knowlton, Chairman & CEO, and Mark S. Burgess, CFO & COO • 50+ years in senior leadership roles at public companies in general manufacturing industries • Board will consist of representatives of Blackstone, Graham and HAC
Approvals	• >50% of HAC's public stockholders (approval also requires that no more than 30% (minus one share) of public stockholders vote against the transaction and elect to exercise their cash conversion rights)
Expected Closing	• Third quarter 2008

(1) Excludes $25 million from buyout of monitoring and oversight fee post-closing (payable by Graham in 2009) and a transfer of value of ~2.8 million Founder's warrants to Current Graham Equity Holders at closing.
(2) Based on Graham's projected net debt as of September 30, 2008.

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Sources and Uses and Pro Forma Capitalization Sources Pro Forma Capitalization Uses Note: CC EBITDA stands for Covenant Compliance EBITDA. Based on Graham's projected net debt as of September 30, 2008. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and properly exercise their conversion rights. (1) Actual, as of May 31, 2008. Includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder. ($ in Millions)

Transaction Valuation and Ownership Implied Fully Distributed Firm Value of $3,485 million ($ in Millions, Except per Share Data) Pro Forma Valuation Pro Forma Equity Ownership (2) Note: Based on Graham's projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and properly exercise their conversion rights. (1) Based on actual cash held in trust as of May 31, 2008; includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder. (2) Based on 121.5 million fully diluted shares outstanding (treasury stock method) and $9.80 price per share. Includes all warrants. Excludes 2.8 million of earnout units to be received by Founder at closing. (3) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings.

Investment Highlights

Key Investment Highlights #1 supplier of value-added custom plastic containers Experienced management team with clearly defined vision Unparalleled technology leader with long history of innovation Long-term relationships with global blue-chip customers Extensive manufacturing footprint; global on-site manufacturing accounts for ~30% of facilities Leader in sustainability efforts across the industry Attractive margins in the packaging industry Margin stability through contractual pass-through of resin costs Multiple levers for value creation Top-line growth through conversions and global expansion Margin enhancement through efficiency gains and cost take-out Free cash flow generation through disciplined capital investment Accelerated earnings growth through deleveraging

Food & Beverage #1 Supplier of Value-Added Custom Plastic Containers Key Applications Highlights / Trends PET Shelf stable juice Sports drinks Ketchup Sauces RTD teas 50% bigger than nearest competitor Focused on higher growth applications including RTD teas and enhanced water Innovation and technology leader Panel-less technologies POLY Yogurt drinks Smoothies Nutritional beverages Juices Drinks Teas 5-6x bigger than nearest competitor Increased productivity continues to deliver improvement Technology advantage driving growth in multi-layer Health trends and technology driving new growth opportunities in nutritional beverage market Household Chemical and Automotive Liquid fabric care Dish detergents Hard surface cleaners Bleach Motor oil Automotive lubricants 40%+ share in liquid fabric care Key customers in last phase of concentrate conversion Gaining share in fast growing multi-quart auto segment (10% growth in 2008)

#1 Supplier of Value-Added Custom Plastic Containers (cont'd) Europe Drinkable yogurts Dairy products Adult nutritional/ specialty foods Personal care Strong customer relationships Customer partnerships provide profitable base of business Manufacturing moving from Western Europe to Eastern Europe Technology advantage secures Graham's #1 position in nutritional and drinkable yogurt markets Personal Care and Speciality Hair care Hair color Skin care Other specialties Partnering with key distributors to reach wider customer base with existing resources Targeting key markets based on growth rates and profitability 30-90 day sales cycle for new business development, faster than for other businesses with 1-2 year average shelf life for designs South America Auto Agrochemical Yogurt Detergents House cleaning Strong global customer relationships provide growth opportunities using on-site plant model SA markets becoming more consolidated, local companies acquired by global players Competitive technology deployment in South America Key Applications Highlights / Trends

Experienced Management Team Ashok Sudan (55) EVP and GM, Global F&B, Europe 31 EVP since November 2004, with Graham since 1977 Held numerous positions in operations and management Peter Lennox (46) SVP HCA, PCS, South America 22 SVP HCA and PCS since January 2006 With Graham since 2000 Previously worked for Sun Coast Closures and the Kerr Group Martin Sauer (54) SVP Global Sourcing 25 With Graham since October 2000 Previously served as Supply Chain Director of Asia for Burmah Castrol 12 years at Exxon prior to Castrol Dave Cargile (48) SVP Global Technology, GM, Proprietary Machinery Business Unit 26 Promoted to current position in July 2006 Joined Graham in 1987 Awarded 15 patents directly related to the plastics industry (13 are active today) Mark Leiden (51) VP Global Marketing and PET Business Manager 27 With Graham since 1999 Previously served as Director of Plastics at Schmalbach Lubeca White Cap Spent first 11 years of career at Alcoa Bill Hennessey (46) VP and Controller 15 With Graham since 2007 Previously held several controller positions, most recently at John Maneeley Corporation Spent 12 years in various financial management roles at Unisource Name (Age) Years in Industry Experience

Uniquely Positioned for Success

GRAHAM PACKAGING COMPANY

Unparalleled Technology Leader with Long History of Innovation

- 80% of products utilize proprietary technology
- 200 professionals dedicated to research and development and technology
- Technology driven growth
  - Hot fill/retort
  - Multi-layer/active barrier
  - Light-weighting
  - Post consumer resin (PCR)



2006–2007 Design/ Utility Patents Obtained
120
100
80
60
40
20
0
109
68
17
16
7
1
GPC
Plastipak
Amcor
Ball
Constar
Alpla

Long-term Relationships with Global Blue-chip Customers



1950s
1960s
1970s
1980s
1990s
2000s
P&G
CLOROX
Castrol
Shell
DANONE
ASHLAND
PEPSICO
DIAL
Heinz
ExxonMobil
Abbott

Extensive Manufacturing Footprint

- Global on-site manufacturing accounts for ~30% of facilities
  - 55 facilities across the U.S. (13 on-site)
  - 28 facilities outside the U.S. (14 on-site)
- On-site advantages
  - Single customer focus promotes productivity
  - Close working relationships drive savings
  - Sustainability/logistics benefits
  - Reduced working capital needs

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Leader in Sustainability Efforts Across the Industry On-site Model Lightweight Bottles Recycled Content Innocent is a high end smoothie beverage in Europe Graham and Innocent were the first to use 100% recycled PET bottle for food in Europe Graham and All introduced the new bottle in response to the liquid laundry concentrate conversion Saves water, freight (diesel, truckloads), resin, and labor Graham has 27 on-site facilities globally out of 84 total plants Leverage experience with on-site plants to reduce GHG emissions from freight and energy

Attractive Margins in the Packaging Industry LTM EBITDA Margin as of March 31, 2008 (1) (1) EBITDA adjusted to exclude non-cash pension income. (2) Margin as of December 31, 2007. (2) (2) LTM EBITDA - Capex Margin as of March 31, 2008 (1) (2) (2)

Margin Stability through Resin Cycles Raw Materials Key raw material input is plastic resin - PET, HDPE Contractual pass-through of movements in resin costs Resin Price Environment Resin prices have increased dramatically over the past 12 months PET up 19% HDPE up 35% Graham has maintained its margin profile despite these increases Other plastic packaging companies (mainly flexibles) have suffered margin erosion Graham Management Approach Multiple suppliers of key resins Conservative approach to resin purchasing - not interested in "resin trading gains"

Significant Growth Opportunities Emerging Growth Mature Plastic Sales Recent Wins Strategic Partnership Win in Poly/ Nutritional Beverage Wins in South America Wins in the Household/ Chemical Market Focus on converting and growing new products lower on the maturity curve Many mature segments in the U.S. have significant growth abroad

$200+ Million of New Business Wins Secured Year-to-Date Examples of Key Growth Levers Lightweight bottles Help customers reduce total systems costs On-the-go packaging Innovate to help our existing and new customers grow China India Latin America Eastern Europe Emerging markets Enter new geographies Lever Focus Area Examples

Strategic Initiatives New Management focused on results Established culture of accountability Enhanced systems to facilitate data-driven decision making (COPA) Delivered on key operational objectives Solidified global reputation as industry technology and innovation leader Established the foundation for profitable growth Adjusted EBITDA Margin Improvement +146 bps +141 bps Earnings Improvement Plan (EIP) driving bottom line growth Customer strategies / contract pricing Procurement Plant actions & operational improvements SG&A / lean organization Growth Initiatives Innovation & technology Unique manufacturing capabilities

Financial Overview

Historical Financial Performance Sales ($ in Millions) Adjusted EBITDA (1) ($ in Millions) CapEx ($ in Millions) Free Cash Flow (2) ($ in Millions) Note: LTM as of March 31, 2008. (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. (2) Defined as Adjusted EBITDA - CapEx. Management Change Management Change Management Change Management Change EBITDA EBITDA Margin CapEx CapEx as % of Sales

Strong EBITDA Driven by Profitable Growth Focus on pruning unprofitable business expected to improve EBITDA margin over ~140bps from 2007 to 2008 2008E EBITDA expected to grow 5% despite a 3% decline in Revenue Business wins booked 2008YTD drive revenue growth of 5% in 2009 Note: 2008 and 2009 revenue forecast reflects management's resin price assumption as of January 2008. (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. 2007 2008 2008 2009 2009 ($ in Millions) Actual Forecast Growth Forecast Growth Food & Beverage $1,291 $1,289 0% ~$1,400 9% HCA $ 634 571 (10) ~530 (7) PCS $ 215 180 (16) ~200 11 Europe $ 279 285 2 ~290 2 South America $0 76 91 20 ~105 15 Total Revenue $2,493 $2,415 (3%) ~$2,525 5% Total Adj. EBITDA (1) 431 452 5% Adj. EBITDA Margin 17.3% 18.7% 141bps Revenue

Capital Spending More practical, business-driven capital spending philosophy Achieving savings by rationalizing existing suppliers and qualifying new suppliers Implementing on-line bidding for equipment and services Identifying and utilizing idle assets/equipment Designing equipment/lines based on specific business needs Utilizing lower-cost global resources Asian equipment and Eastern European engineering capabilities Centralizing CapEx efforts to achieve efficiencies Capital Spending Trend ($ in Millions)

Significant Free Cash Flow Opportunity to Drive Value Creation ($ in Millions) LTM 3/31/08 Adjusted EBITDA (1) $440 CapEx (155) Cash Interest (2) (170) Cash Taxes (15) Free Cash Flow $100 Financial Objectives Top line growth of 3% to 5% annually EBITDA growth of 5% annually Cash flow in excess of $100 million annually ROCE in excess of 20% (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. (2) Pro forma for $156 million debt paydown at close.

Unique Opportunity to Partner Alongside Hicks and Blackstone in Taking Graham Public HAC's Investment Rationale for Graham Premium Asset in the Packaging Industry Technology and innovation leader with leading market positions Long-standing relationships with blue chip global consumer products companies Industry leading EBITDA margins in plastic containers New World-Class Senior Management Team Installed in December 2006 New culture of accountability Data-driven decision-making Commitment to profitable growth Nearly 300 basis point improvement in EBITDA margin from 2006 to 2008E Significant Upside to New Investors Large and stable profit base with $450 million+ of EBITDA Global growth opportunities with multi-national customers Continued margin enhancement through efficiency gains and cost take-out Strong free cash flow to support considerable earnings growth through deleveraging

Appendix

Benchmarking 2008E EBITDA Margin Source: Company filings and guidance and consensus estimates. Note: Peer benchmarking include AptarGroup Inc. (ATR), Ball Corporation (BLL), Crown Holdings (CCK), Owens-Illinois (OI) and Silgan Holdings (SLGN). Note: All Graham numbers are pro forma for debt paydown at closing. For Graham, FV / 2008E EBITDA multiple is based on $9.80 price per share. Median excludes Graham Packaging. (1) Trading range based on weekly closing prices for the past 60 days. (2) Based on Graham's LTM 03/31/08 Covenant Compliance EBITDA and net debt as of March 31, 2008; pro forma for $156 million debt paydown at close. (3) Based on Graham's 2008E Covenant Compliance EBITDA and net debt as of December 31, 2008; pro forma for $156 million debt paydown at close. Median = 14.0% Net Debt / LTM EBITDA Median = 2.6x (2) 5.0x 2008E (3) 2008E EBITDA - CapEx Margin Median = 9.5% FV / 2008E EBITDA - 60 Day Trading Range (1) 60-day average multiple